FORM 8-K


                       CURRENT REPORT


             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  July 27, 2000



                   Allegheny Energy, Inc.

   (Exact name of registrant as specified in its charter)



Maryland                 1-267                     13-5531602
(State or other         (Commission File           (IRS Employer
jurisdiction of         Number)                    Identification
incorporation)                                     Number)



                    10435 Downsville Pike
              Hagerstown, Maryland  21740-1766

(Address of principal executive offices)


Registrant's telephone number,
     Including area code:                         (301) 790-3400


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Item 5.   Other Events.

               On July 27, 2000, Allegheny Energy, Inc.
          issued a news release reporting second quarter 2000 earnings. The news release is filed herewith as Exhibit 99.1. The earnings release is filed herewith as Exhibit 99.2.

Item 7.   Exhibits

          Ex. 99.1  News Release dated July 27, 2000.

          Ex. 99.2  Allegheny Energy Earnings Second Quarter 2000.






                         SIGNATURES


               Pursuant to the requirements of the
          Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Allegheny Energy, Inc.


          Dated:  July 27, 2000    By:  /s/
__________________________
                                   Name:    Thomas K. Henderson
                                   Title:        Vice President


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                        EXHIBIT INDEX


     Exhibits

     Ex. 99.1       News Release dated July 27, 2000.

     Ex. 99.2       Allegheny Energy Earnings Second Quarter 2000.